Fees Summary	Feb. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 15,000,000.00
Previously Paid Amount	(0)
Total Fee Amount	2,071.50
Total Offset Amount	(0)
Net Fee	$ 2,071.50